Exhibit 99.2

80th Annual Shareholders Meeting April 19, 2013

Welcome and Introduction: Jan Miller State of the Bank: Ed Hjerpe Keynote Address: Andrew Zolli Resilience: Why Things Bounce Back Today’s Agenda For your convenience, a copy of this presentation is available at fhlbboston.com 1

80th Annual Shareholders Meeting April 19, 2013

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Cautionary Statements Regarding Forward-Looking Statements, Data, and Adjusted Information Forward-looking statements: This presentation, including the preliminary and unaudited first quarter 2013 highlights herein, uses forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are based on our expectations as of the date hereof. The words “preliminary,” “will,” “may,” “expect,” “anticipate,” “outlook,” “appear,” and similar statements and their plural, negative, past, and progressive forms as well as statements about expected developments for housing GSE reform, economic changes, housing sector projections, advances balances, and investment risk are used in this presentation to identify some, but not all, of such forward-looking statements. We caution that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair-value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment spreads on mortgage assets. We do not undertake to update any forward-looking statement herein or that may be made from time to time on our behalf. Data: Some data set forth herein is unaudited. Data identified herein with a third-party source is provided to you without any independent verification by the Bank, and the Bank expressly disclaims any responsibility for, its accuracy, completeness or whether any additional information is necessary to make such data not materially misleading. Accordingly, you are cautioned against placing any undue reliance on such data. Non-GAAP financial information: This presentation uses non-GAAP financial information. Specifically, the Bank adjusts GAAP net income for the impact of Affordable Housing Program (AHP) and other-than-temporary impairment (OTTI) charges. Management believes this information may be informative to investors in gauging the Bank’s financial performance, identifying trends, and providing meaningful period-to-period comparisons. Annual Report: You are encouraged to read our Annual Report on Form 10-K to better understand the information in this presentation. A link to that report is available on the Security and Exchange Commission’s web site, www.sec.gov. 4

2012 and Early 2013 Achievements and Solutions Financial Results Legislative and Regulatory Update Industry and Economic Outlook 5 State of the Bank

2012 and Early 2013 Achievements and Solutions

Provided reliable, low-cost liquidity and developed new products and services Organizational focus on continuing to strengthen our balance sheet, preserve capital, and achieve consistent profitability Earned record $207.1 million in net income Grew retained earnings by 48 percent to $587.6 million Declared dividends greater than daily average three-month LIBOR yield in each quarter Funded $14.2 million in AHP funds to 48 initiatives for 1,004 housing units, disbursed $2.1 million in EBP funds to 219 new homebuyers Accrued $21.5 million to fund AHP in 2013 2012 Achievements 7

Advances solutions 97 members took down $1.9 billion in long-term advances 34 members restructured $700 million in advances, $3 billion since 2009 Two fixed-term, floating-rate solutions introduced Curve Flattener protects against flattening yield curve Curve Steepener guards against steepening yield curve Repurchased $250 million of excess capital stock Expanded eligible collateral, adjusted haircuts, streamlined processes Revamped online Products and Solutions Guide as one-stop resource for members 2012 Solutions to Meet Evolving Member Needs 8

Redesigned our web site for quick and easy access to the resources and information you need to make the most of your membership Offered multiple opportunities to interact Outreach meetings Information exchanges Member Advisory Panel sessions Ongoing webinars and trainings throughout the year 9 2012 Solutions to Meet Evolving Member Needs (continued)

Introduced biweekly survey for member CEOs and CFOs Results could be illuminating or fun, and often determined structure of advance specials On 2013 mortgage activity: 52 percent of respondents anticipate volume will decrease, 48 percent project growth or no change, and for 77 percent, refis comprise largest volume On setting deposit rates in a rising-rate environment: 67 percent will delay increasing rates as long as possible to improve net interest margin On the outcome of sporting events: 67 percent predicted 49ers would win Super Bowl 58 percent projected Louisville to win the 2013 NCAA men’s basketball championship 10 Surveys Provide Another Vehicle for Two-Way Communication

Satisfaction survey 96 percent of respondents were satisfied or very satisfied with their interactions with the Bank We take your comments very seriously and are following up on opportunities to improve Five new members welcomed in 2012 for a total of 452 at year-end, compared with 462 at year-end 2011 City of Boston Credit Union Franklin Trust Federal Credit Union Ironshore Specialty Insurance Company Premier Source CU STCU Credit Union 11 Other Member Activity

12 Membership Breakdown as of Year-end 2012 Type of Institution Number of Members Outstanding Advances Banks 270 $15.8 billion Credit Unions 155 $2.7 billion Insurance Companies 27 $1.5 billion

Financial Results

14 First Quarter 2013 Financial Highlights All first quarter results are preliminary and unaudited. Q1 2013 Assets $36.9 billion Advances $19.9 billion Pre-Assessment Net Income Before OTTI Charges and AHP $59.7 million Credit-Related OTTI Losses $(0.4 million) Affordable Housing Program $(5.9 million) Net Income $ 53.3 million Dividend (to be paid in Q2) 0.40%

Year-end and Q1 2013 Advances Balances 15 In 1989, FIRREA expanded FHLB charter, enabling commercial banks and credit unions to join Median advances balance since FIRREA: $21.6 billion

16 Year-end and Q1 2013 Assets, Advances, & Investments In billions Investments Advances Assets

17 Year-end and Q1 2013 Total Capital In millions

18 Year-end and Q1 2013 Regulatory Capital Ratio Minimum The regulatory capital ratio is capital stock (including mandatorily redeemable capital stock) plus total retained earnings as a percentage of total assets

Year-end and Q1 2013 Market/Par Value of Stock 19

20 Annual and Q1 2013 Net Income *Includes $349.1 million of noncredit losses on PLMBS, subsequently reclassified to accumulated OCI upon adoption of amended accounting guidance related to OTTI. In millions

Annual and Q1 2013 Pre-assessment, Pre-OTTI Income In millions 21

22 Year-end and Q1 2013 Investments and PLMBS In billions

Annual and Q1 2013 Credit Losses (1)Includes cumulative effect of adopting FSP FAS 115-2 and FAS 124-2, January 1, 2009 In millions 23

Private-Label Mortgage-Backed Securities 24 Collateral vintage Par Value 12/31/07 Avg. Price 12/31/07 Avg. Price 12/31/08 Avg. Price 12/31/09 Avg. Price12/31/11 Avg. Price12/31/12 Avg. Price3/31/13 Par Value 3/31/13 Alt-A-2007 and prior $3.2B $97.28 $52.41 $52.60 $56.02 $50.96 $62.20 $66.91 $1.1B Pay Option-2004 to 2007 $1.4B $95.73 $44.64 $48.84 $59.76 $53.85 $66.80 $71.71 $790M Prime-2007 and prior $906M $99.00 $74.59 $82.26 $87.64 $82.48 $89.06 $91.43 $191M Subprime-2004 and prior $39M $97.40 $71.98 $67.54 $72.95 $74.36 $82.21 $83.85 $26M CMBS-2003 and prior $431M $99.60 $82.79 $96.57 $100.27 $104.76 $102.96 $102.00 $9.6M Total $6.0B $97.35 $55.04 $58.28 $62.55 $55.99 $66.73 $71.25 $2.1B

25 Annual and Q1 2013 Return on Average Assets and Average Equity Return on Average Assets Return on Average Equity

Consistent, positive net income since Q4 2009 Steady quarterly dividend payouts since Q1 2011 Low demand for advances in current economic environment Private-label MBS balance down and credit risk diminished Objective is to meet board-approved retained earnings target, and retained earnings now exceeds negative AOCI Positioned for Stabilized Performance and a Strengthening Balance Sheet 26

27 Retained Earnings Balances and Targets In millions 2009 2010 2012 1Q13 2008 2011 $638 Includes cumulative effect of adopting FSP FAS 115-2 and FAS 124-2, January 1, 2009 Retained Earnings Retained Earnings Target

Legislative and Regulatory Update

Expect more hearings on housing finance and GSE reform, but given divided Congress, outlook for legislation uncertain Bipartisan Policy Center’s Housing Commission recommends increasing private investment, maintaining smaller governmental role, gradually winding down Fannie and Freddie, and refocusing federal housing assistance on low- and very low-income households Other proposals include National Association of Home Builders and Mortgage Bankers Association Federal Housing Finance Agency proposed framework for a new securitization platform, privatized or folded into the government, but separate from Fannie and Freddie Seek your input on how the FHLBanks can assist our members in mortgage finance reform 29 Legislative Update

Continue to monitor regulatory issues that could affect members and the Bank Basel III regulatory capital reforms Financial Stability Oversight Council’s rulings on systemically important financial institutions Dodd-Frank derivatives regulation Consumer Financial Protection Bureau: “qualified mortgage” definition and mortgage servicing Banking: “qualified residential mortgage” definition pending Increasing regulatory focus on mission-consistent activities of FHLBanks Appreciate support of members and New England trade associations 30 Regulatory Update

Industry and Economic Outlook

Aggregate financial condition of our members is among the strongest in the FHLBank System due to strong asset quality, with only 1.5 percent nonperforming asset ratio vs. 3.6 percent nationwide Since 2008, 468 bank failures in the U.S., but only one bank and one corporate credit union have failed in New England since 1993 98.8 percent of depository members are well capitalized Aggregate member net income was up in 2012 5.6 percent of depository members had losses in 2012, down from 11 percent in 2011 Most depository institution members appear to have adequate capital cushion against adverse earnings and asset quality trends of past two years 32 FHLB Boston Members

33 National Economic Outlook Sources: Kiplinger, Blue Chip, and Moody’s U.S. economy expected to experience modest growth, with real GDP expanding at an expected 1.75 percent annualized pace in 2013 Anticipate little change in interest rates through mid-2013. 10-year T-notes forecasted at 2.25 percent by year-end Inflation may rise slightly this year to about 2.3 percent Unemployment expected to gradually fall to approximately 7.5 percent in 2013 Housing market is improving, but two or three years away from matching home-sale and building-start levels of mid-2000

How Quickly Might Interest Rates Rise? 34 FOMC Fed Funds Target Rate (%) Fed Tightening From To Months Increase (BPs) Dec-82 Aug-84 20 300 Dec-86 May-89 28 393 Jan-94 Feb-95 13 300 May-99 May-00 12 175 May-04 Jun-06 25 425

35 Looking Ahead We will continue to strengthen our balance sheet, even as advances demand remains low provide a stable return on your investment, and if current trends continue, expect to repurchase excess stock respond quickly and effectively to emerging risks and opportunities advocate your interests on policy and regulatory matters that affect you and the Bank provide the products and solutions you need to manage your balance sheet and keep the communities you serve resilient in all business cycles

80th Annual Shareholders Meeting April 19, 2013